UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 24, 2020

FFBW, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39182	37-1962248
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1360 South Moorland Road, Brookfield, Wisconsin	53005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (262) 542-4448

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FFBW	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company   ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On July 24, 2020, First Federal Bank of Wisconsin (the “Bank”), the wholly owned banking subsidiary of FFBW, Inc. (the “Company”), entered into a Purchase and Assumption Agreement with Mitchell Bank, a Wisconsin-chartered commercial bank headquartered in Milwaukee, Wisconsin, and its holding companies, pursuant to which the Bank has agreed to acquire substantially all of the assets and assume substantially all of the liabilities of Mitchell Bank. The Bank has agreed to assume approximately $44.0 million in customer deposits and purchase approximately $17.0 million in loans of Mitchell Bank.  The purchase price is based on a formula and is expected to range from $4.7 million to $4.9 million.   Subject to regulatory approval and customary closing conditions, the transaction is expected to close in the fourth quarter of 2020.

The foregoing description of the Purchase and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase and Assumption Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated into this report by reference. A copy of a press release, dated July 28, 2020, issued by the Company to announce the execution of the Purchase and Assumption Agreement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information.	Not Applicable.
(c)	Shell Company Transactions.	Not Applicable.
(d)	Exhibits

	Exhibit 2.1	Purchase and Assumption Agreement by and among First Federal Bank of Wisconsin, Mitchell Bank, Mitchell Bank Holding Corporation and M.S. Investment Co.
	Exhibit 99.1	Press Release announcing the Purchase and Assumption Agreement, dated July 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FFBW, INC.

DATE: July 28, 2020	By: /s/ Edward H. Schaefer
Edward H. Schaefer
President and Chief Executive Officer